QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 29, 2003

EXCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	0-9204 (Commission File No.)	74-1492779 (IRS Employer Identification No.)
6500 Greenville Avenue Suite 600, LB 17 Dallas, Texas (Address of principal executive offices)		75206 (Zip Code)

Registrant's telephone number, including area code: (214) 368-2084

Item 1.  Change in Control of Registrant

        On July 29, 2003, pursuant to an Agreement and Plan of Merger, dated as of March 11, 2003 (the "Merger Agreement"), among EXCO Resources, Inc., a Texas corporation (the "Company"), EXCO Holdings Inc., a Delaware corporation ("EXCO Holdings"), and ER Acquisition, Inc., a Texas corporation and wholly owned subsidiary of EXCO Holdings ("ER Acquisition"), ER Acquisition was merged with and into the Company (the "Merger"). The Company was the surviving corporation in the Merger and, at the effective time of the Merger, became a wholly owned subsidiary of EXCO Holdings. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Common Stock, par value $0.02 per share, of the Company (the "Common Stock") was converted into the right to receive $18.00 in cash, other than shares of Common Stock owned by EXCO Holdings. Following the Merger, the Common Stock of the Company was delisted from the Nasdaq National Market.

        Immediately prior to the Merger, the Company was publicly held. Upon consummation of the Merger, the Company became a wholly owned subsidiary of EXCO Holdings. The capital stock of EXCO Holdings is owned by (i) EXCO Acquisition LLC, the members of which are certain funds or affiliates of Cerberus Capital Management, L.P., a Delaware limited partnership ("Cerberus"), which collectively owns approximately 55% of the capital stock of EXCO Holdings through the purchase of shares of Class A common stock of EXCO Holdings pursuant to an Amended and Restated Stock Purchase Agreement, dated as of June 16, 2003, by and among EXCO Holdings and Cerberus, (ii) certain other institutional investors (the "Institutional Investors"), which collectively own approximately 18% of the capital stock of EXCO Holdings through the purchase of Class A common stock of EXCO Holdings pursuant to an Institutional Investor Stock Purchase Agreement, dated as of June 4, 2003, by and among EXCO Holdings and the Institutional Investors, (iii) certain directors, officers and employees of the Company (the "Continuing Shareholders"), who collectively own approximately 16% of the capital stock of EXCO Holdings through the purchase of shares of Class A common stock and Class B common stock of EXCO Holdings pursuant to a Management Purchase Agreement, dated as of June 16, 2003 (the "Management Purchase Agreement"), by and among EXCO Holdings and the Continuing Shareholders and (iv) EXCO Investors, LLC, a Delaware limited liability company ("EXCO Investors"), which owns approximately 11% of the capital stock of EXCO Holdings through the purchase of shares of Class A common stock of EXCO Holdings pursuant to the Management Purchase Agreement ((i) through (iv) above, collectively, the "Equity Contributions").

        The financing to complete the Merger was obtained through (i) the Equity Contributions, (ii) a short-term loan from Bank One, NA, in an amount equal to $53.6 million, which was repaid shortly after the Merger with funds drawn against the Company's amended and restated credit agreements with Bank One, NA and other lenders, and (iii) the assumption by EXCO Holdings of approximately $117.1 million of the Company's existing debt outstanding under its credit agreements, as amended, with Bank One, NA and other lenders.

        In connection with the completion of the Merger, a Stockholders' Agreement, dated as of July 29, 2003, was entered into among EXCO Holdings Inc., Cerberus, the Institutional Investors, the Continuing Shareholders and EXCO Investors, which sets forth certain agreements among the parties thereto with respect to the rights of holders of EXCO Holdings' Class A common stock and Class B common stock, including rights of the respective parties to designate members of the board of directors of EXCO Holdings. In addition, in connection with the completion of the Merger, a Registration Rights Agreement, dated as of July 29, 2003, was entered into among EXCO Holdings, Cerberus, the Institutional Investors, the Continuing Shareholders and EXCO Investors, which sets forth agreements among the parties thereto with respect to the rights of holders of Class A common stock and Class B common stock of EXCO Holdings, including certain rights of registration of such shares under the Securities Act of 1933, as amended.

Item 7.  Financial Statements and Exhibits

  (a)
  Financial Statements.

    Not applicable.

  (b)
  Pro Forma Financial Information.

    Not applicable.

  (c)
  Exhibits.

Number	Document
2.1	Agreement and Plan of Merger, dated as of March 11, 2003, among EXCO Resources, Inc., a Texas corporation, EXCO Holdings Inc., a Delaware corporation, and ER Acquisition, Inc., a Texas corporation and wholly owned subsidiary of EXCO Holdings, filed as Appendix A to the Company's Schedule 14A filed June 30, 2003 and incorporated by reference herein.
2.2	Amended and Restated Stock Purchase Agreement, dated as of June 16, 2003, by and among EXCO Holdings Inc. and Cerberus Capital Management, L.P., on behalf of one or more funds or affiliates to be designated by it, filed as Exhibit (d)(ix) to the Company, et al's Schedule 13E-3/A filed June 18, 2003 and incorporated by reference herein.
2.3	Institutional Investor Stock Purchase Agreement, dated as of June 4, 2003, by and among EXCO Holdings Inc. and the investors set forth on Schedule II thereto, filed as Exhibit (d)(x) to the Company, et al's Schedule 13E-3/A filed June 18, 2003 and incorporated by reference herein.
2.4	Management Purchase Agreement, dated as of June 16, 2003, by and among EXCO Holdings Inc. and the investors set forth on Schedule I thereto, filed as Exhibit (d)(xi) to the Company, et al's Schedule 13E-3/A filed June 30, 2003 and incorporated by reference herein.
2.5	Financing Commitment Letter of Bank One, NA, Individually and as Agent for the Lenders, to ER Acquisition, Inc., dated March 11, 2003, filed as Exhibit (b)(v) to the Company, et al's Schedule 13E-3/A filed March 28, 2003 and incorporated by reference herein.
2.6	Stockholders' Agreement, dated as of July 29, 2003, by and among EXCO Holdings Inc. and the investors listed on Schedules 1, 2 and 3 thereto, a form of which is filed as Exhibit (d)(xiii) to the Company, et al's Schedule 13E-3/A filed June 18, 2003 and incorporated by reference herein.
2.7	Registration Rights Agreement, dated as of July 29, 2003, by and among EXCO Holdings Inc., Cerberus Capital Management, L.P., the Institutional Investors listed on the signature page thereto, Douglas H. Miller, T. W. Eubank and other management members, a form of which is filed as Exhibit (d)(xiv) to the Company, et al's Schedule 13E-3/A filed June 18, 2003 and incorporated by reference herein.
99.1	Press Release dated July 29, 2003 issued by EXCO Resources, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.
Dated: July 29, 2003	By:	/s/ J. DOUGLAS RAMSEY Name: J. Douglas Ramsey, Ph.D. Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 11, 2003, among EXCO Resources, Inc., a Texas corporation, EXCO Holdings Inc., a Delaware corporation, and ER Acquisition, Inc., a Texas corporation and wholly owned subsidiary of EXCO Holdings, filed as Appendix A to the Company's Schedule 14A filed June 30, 2003 and incorporated by reference herein.
2.2	Amended and Restated Stock Purchase Agreement, dated as of June 16, 2003, by and among EXCO Holdings Inc. and Cerberus Capital Management, L.P., on behalf of one or more funds or affiliates to be designated by it, filed as Exhibit (d)(ix) to the Company, et al's Schedule 13E-3/A filed June 18, 2003 and incorporated by reference herein.
2.3	Institutional Investor Stock Purchase Agreement, dated as of June 4, 2003, by and among EXCO Holdings Inc. and the investors set forth on Schedule II thereto, filed as Exhibit (d)(x) to the Company, et al's Schedule 13E-3/A filed June 18, 2003 and incorporated by reference herein.
2.4	Management Purchase Agreement, dated as of June 16, 2003, by and among EXCO Holdings Inc. and the investors set forth on Schedule I thereto, filed as Exhibit (d)(xi) to the Company, et al's Schedule 13E-3/A filed June 30, 2003 and incorporated by reference herein.
2.5	Financing Commitment Letter of Bank One, NA, Individually and as Agent for the Lenders, to ER Acquisition, Inc., dated March 11, 2003, filed as Exhibit (b)(v) to the Company, et al's Schedule 13E-3/A filed March 28, 2003 and incorporated by reference herein.
2.6	Stockholders' Agreement, dated as of July 29, 2003, by and among EXCO Holdings Inc. and the investors listed on Schedules 1, 2 and 3 thereto, a form of which is filed as Exhibit (d)(xiii) to the Company, et al's Schedule 13E-3/A filed June 18, 2003 and incorporated by reference herein.
2.7	Registration Rights Agreement, dated as of July 29, 2003, by and among EXCO Holdings Inc., Cerberus Capital Management, L.P., the Institutional Investors listed on the signature page thereto, Douglas H. Miller, T. W. Eubank and other management members, a form of which is filed as Exhibit (d)(xiv) to the Company, et al's Schedule 13E-3/A filed June 18, 2003 and incorporated by reference herein.
99.1	Press Release dated July 29, 2003 issued by EXCO Resources, Inc.

QuickLinks

SIGNATURES
EXHIBIT INDEX